PIONEER
                             -----------------------
                                     EUROPE
                                     SELECT
                                      FUND

                                   Semiannual
                                     Report

                                     2/28/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                      10
Financial Statements                         14
Notes to Financial Statements                21
Trustees, Officers and Service Providers     26
The Pioneer Family of Mutual Funds           27
Retirement Plans from Pioneer                28

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 2/28/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied briefly once the war began, but weakness followed as doubts arose about the pace of the military campaign. Buyers have returned as Coalition forces approached Baghdad. At this writing, markets are reacting favorably to Coalition success.

In the meantime, the U.S. economy reflects the pressures that war brings, including sagging consumer confidence and rising unemployment made worse by call-ups of reservists. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans paid to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners. We believe this slow economic period has brought many valuations to attractive levels, actually creating what Pioneer believes are opportunities. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year, assuming that the war's outcome is favorable. Our ability to uncover solid value is supported by expanded research capabilities, both in the United States and in Pioneer's overseas offices.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors - can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can help temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

Let me conclude by stating that Pioneer Investments supports the dedicated men and women of our country's armed forces and those of our allies during this difficult and dangerous war. Our thoughts are with them and their loved ones.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 2/28/03
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material.]

Financials                     19.5%
Energy                         14.0%
Health Care                    13.0%
Materials                      11.7%
Industrials                    11.1%
Consumer Staples               11.0%
Consumer Discretionary         10.0%
Industrials                     7.6%
Telecommunication Services      5.8%
Information Technology          5.6%
Utilities                       1.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a bar chart in the printed material.]

United Kingdom          35.3%
France                  20.4%
Germany                 15.3%
Ireland                  6.1%
Netherlands              5.9%
Spain                    5.5%
Italy                    5.1%
Switzerland              3.2%
Finland                  3.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Royal Dutch Petroleum Co.       5.89%
 2.    Vodafone Group Plc              5.84
 3.    ENI S.p.A.                      5.06
 4.    BNP Paribas SA                  4.78
 5.    Porsche AG Designs              4.57
 6.    Compagnie De Saint Gobain       4.56
 7.    AstraZeneca Plc                 3.97
 8.    British American Tobacco Plc    3.96
 9.    Diageo Plc                      3.59
10.    Aventis SA                      3.56

Fund holdings will vary for other periods.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        2/28/03   8/31/02
                 $7.15     $7.91

Distributions per Share   Income      Short-Term      Long-Term
(9/1/02 - 2/28/03)        Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2003)
                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(12/29/00)          -13.84%          -16.16%
1-Year              -11.84%          -16.86%

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following data was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     9,425              10,000
 8/01     7,681               8,084
 8/02     7,546               6,790
 2/03     6,821               6,026

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/03                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        2/28/03   8/31/02
                 $7.13     $7.94

Distributions per Share   Income      Short-Term      Long-Term
(9/1/02 - 2/28/03)        Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2003)
                    If          If
Period             Held      Redeemed*
Life-of-Class
(12/29/00)        -14.43%     -15.63%
1-Year            -12.62%     -16.12%


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following data was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     10,000             10,000
 8/01      8,130              8,084
 8/02      7,940              6,790
 2/03      6,916              6,026

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/03                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        2/28/03   8/31/02
                 $7.18     $7.96

Distributions per Share   Income      Short-Term      Long-Term
(9/1/02 - 2/28/03)        Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2003)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(12/29/00)          -14.16%           -14.55%
1-Year              -12.12%           -12.97%


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following data was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     9,900              10,000
 8/01     8,059               8,084
 8/02     7,881               6,790
 2/03     7,109               6,026

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 2/28/03
--------------------------------------------------------------------------------

European equity markets faltered during the six months ended February 28, 2003, pulled down by weak local economies, slowing global economic growth and rising geopolitical tensions throughout the world. In the following interview, Andrew Arbuthnott discusses the events and factors that affected your Fund's performance during the six months. Mr. Arbuthnott is a member of the team at Pioneer Investment Management in Dublin, Ireland, that is responsible for the Fund's day-to-day management.

Q:  How did the Fund perform during the six months ended February 28, 2003?

A: The Fund outperformed the European market benchmark, but still posted a negative return for the period. Pioneer Europe Select Fund's Class A shares had a total return of -9.61%, while Class B shares had a return of -10.20% and Class C shares returned -9.80%, all at net asset value. During the same period, the MSCI Europe Index returned -11.26%.

    While the weak European equity markets held back performance, Fund returns were helped by the strengthening euro, which gained 10% in value against the U.S. dollar during the six months.

Q:  What factors influenced Fund performance during the six-month period?

A: The markets produced disappointing results. With a few exceptions, such as Ireland and Spain, most economies in Europe slumped. At the same time, investors worried about slowing economic growth in the United States and throughout the world and about the prospect of armed conflict in the Middle East.

    In local market currencies, European stocks fell by more than 19% during the six months, as measured by the MSCI Europe Index. However, the rising strength of the euro versus the U.S. dollar improved the results realized by U.S. investors in European markets. The strength of the euro and other European currencies also had negative implications, though, as investors worried that the weakening dollar would make European goods sold in the United States appear less price competitive.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  How did these factors affect different types of stocks?

A: The worst performing stocks were in the food and drug retailing, diversified financial services, insurance, automobile and capital goods industries. Stock averages in each of these industries fell by more than 25%, measured in local currencies. Telecommunication services, software services, technology hardware, utilities and pharmaceutical stocks tended to hold up better in the weak markets, although many also had negative results. The poor performance of food and drug retailing companies tended to be the result of specific problems of major individual companies, such as the French company Carrefour, which we did not own, and the Dutch company Ahold, which we did own.

    Diversified financial services companies and insurance companies declined because of their exposure to the stock markets. Insurance companies performed particularly poorly. In contrast to American insurance companies, European insurers tend to include heavy allocations to equities in their investment portfolios. In addition, many also have direct, cross-ownership in other companies, which was especially a problem for insurance companies in Germany - one of the worst-performing markets. As insurance companies' stock holdings fell in value, investors grew increasingly concerned about the capital strength of these companies.

    European automobile stocks lost value because of concerns about the industry's vulnerability as the U.S. dollar weakened against the euro, while the capital goods industry fell victim to the weakening economy, which discouraged capital investments.

    Among the better-performing areas, telecommunications services showed improved results during the six months after falling sharply earlier. Wireless companies had cut their capital expenses and improved their cash flows, while consolidation within the industry had strengthened the earnings prospects for the remaining service providers.

    Selected software and software services companies outpaced the overall market because of continued demand for their products and services from corporate customers, while technology hardware companies such as Nokia lost less ground than the overall market because their valuations were already at very low levels.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 2/28/03                            (continued)
--------------------------------------------------------------------------------

    Traditional defensive industries, such as utilities and pharmaceuticals, tended to do better than the market because of the relative stability of their revenues.

Q:  How did these trends affect Fund investments?

A: We remained true to our discipline, emphasizing individual security selection rather than sector or industry allocations. We typically invest in relatively few stocks, and when choosing to invest in a company, we try to take a long-term view.

    Ahold, the international food retailer based in The Netherlands, was a major disappointment. We invested in the company because of its low stock price and our belief that Ahold had the ability to improve its cash flow. However, during the final week of the period, the company disclosed problems with its earlier financial statements, notably for its U.S. operations, and announced that it would be restating several previous earnings reports. Both Ahold's chief executive and chief financial officer resigned and the stock price plummeted. We have sold our position in the company.

    Munich Re, the German reinsurance company, also detracted from Fund results, as it was caught in the downdraft affecting the entire insurance sector. We have liquidated our position in this company as well.

    Investors' concerns about the impact of the declining value of the U.S. dollar hurt the stock price of Porsche, even though it met its earnings targets and was poised for a successful launch of its new sports utility vehicle. We continued to hold an investment in this company, which has an attractive stock price, a strong balance sheet and is protected against fluctuations in the value of the dollar because of its currency hedging policies.

    Despite the weak performance in European markets, we had several strong performers in the portfolio. One was the Italian highway company Autostrade, which builds and maintains roads and collects highway tolls. The stock gained in value as the underlying company was acquired at a favorable price. We have sold our position since the acquisition.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Groupo Dragados, a Spanish construction company, appreciated 20% in euro terms, helped both by the strong outlook for public sector spending in Spain and by the announcement that another company was acquiring a major position in Groupo Dragados.

    Fresenius Medical Care, the German health care company that is the world's leading operator of dialysis clinics, appreciated by 35% in euro terms during the six months, helped by the resolution on relatively favorable terms of an asbestos-related lawsuit. Rio Tinto, the U.K.-based mining and metals company, continued to perform very well, aided by its strong iron ore sales in China. Wireless service provider Vodafone gained as it improved its cash flow. Among our financial services industry investments, Anglo Irish Bank gained as it benefited from the strong Irish economy. Even though German equities performed very poorly, Deutsche Bourse, which operates the German stock exchange, did well because of the good results from its derivatives trading business, which benefited from the strong demand for bond futures.

Q:  What is your investment outlook in Europe?

A: In the short term, the markets may be vulnerable to recent economic weakness on the Continent as well as to the events in the Middle East. In addition, European exporters may face continued problems because of the rising value of the euro versus the dollar.

    However, we see significant value in European stocks, many of which are trading at price/earnings multiples of less than 10 and have dividend yields averaging 3.5%. Several dividend-paying companies in our portfolio offer higher yields than can be found in many fixed-income securities and have the potential for price gains over the long term. For example, the Italian energy company ENI, the British banking firm Barclays, and British American Tobacco, the British tobacco firm, all have dividend yields above 5%, while Royal Dutch Petroleum stock is yielding 4.5%.

    As the investment backdrop starts to improve, we believe many of our holdings have the potential to fare well. We see good long-term opportunity in the market.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/03 (unaudited)
--------------------------------------------------------------------------------

Shares                                              Value
           PREFERRED STOCKS - 4.6%
           Automobiles & Components - 4.6%
           Automobile Manufacturers - 4.6%
    148    Porsche AG Designs                    $ 47,977
                                                 --------
           TOTAL PREFERRED STOCKS
           (Cost $60,346)                        $ 47,977
                                                 --------
           COMMON STOCKS - 95.4%
           Energy - 14.0%
           Integrated Oil & Gas - 8.1%
  8,241    BG Group Plc                          $ 31,712
  3,607    ENI S.p.A.                              53,074
                                                 --------
                                                 $ 84,786
                                                 --------
           Oil & Gas Refining, Marketing &
           Transportation - 5.9%
  1,559    Royal Dutch Petroleum Co.             $ 61,759
                                                 --------
           Total Energy                          $146,545
                                                 --------
           Materials - 11.7%
           Construction Materials - 5.9%
  2,427    CRH Plc                               $ 29,825
    656    CRH Plc                                  8,097
    409    Lafarge SA                              23,808
                                                 --------
                                                 $ 61,730
                                                 --------
           Diversified Metals & Mining - 3.4%
  1,742    Rio Tinto Plc                         $ 35,148
                                                 --------
           Specialty Chemicals - 2.4%
    197    L'Air Liquide SA                      $ 25,292
                                                 --------
           Total Materials                       $122,170
                                                 --------
           Capital Goods - 7.6%
           Construction & Engineering - 7.6%
  1,583    Compagnie de Saint Gobain*            $ 47,830
  1,699    Grupo Dragados SA                       32,050
                                                 --------
           Total Capital Goods                   $ 79,880
                                                 --------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
           Automobiles & Components - 2.4%
           Automobile Manufacturers - 2.4%
   923     Bayerische Motoren Werke AG                   $ 25,620
                                                         --------
           Total Automobiles & Components                $ 25,620
                                                         --------
           Retailing - 3.0%
           Home Improvement Retail - 3.0%
 4,028     Wolseley                                      $ 31,063
                                                         --------
           Total Retailing                               $ 31,063
                                                         --------
           Food & Drug Retailing - 3.4%
           Food Retail - 3.4%
14,192     Tesco Plc                                     $ 36,073
                                                         --------
           Total Food & Drug Retailing                   $ 36,073
                                                         --------
           Food, Beverage & Tobacco - 7.6%
           Distillers & Vintners - 3.6%
 3,798     Diageo Plc                                    $ 37,688
                                                         --------
           Tobacco - 4.0%
 4,259     British American Tobacco Plc                  $ 41,500
                                                         --------
           Total Food, Beverage & Tobacco                $ 79,188
                                                         --------
           Health Care Equipment & Supplies - 5.5%
           Health Care Distributors & Services - 2.8%
   687     Fresenius Medical Care AG                     $ 29,163
                                                         --------
           Health Care Equipment - 2.7%
   774     Gehe AG                                       $ 28,793
                                                         --------
           Total Health Care Equipment & Supplies        $ 57,956
                                                         --------
           Pharmaceuticals & Biotechnology - 7.5%
           Pharmaceuticals - 7.5%
 1,293     AstraZeneca Plc                               $ 41,656
   822     Aventis SA                                      37,330
                                                         --------
           Total Pharmaceuticals & Biotechnology         $ 78,986
                                                         --------
           Banks - 10.6%
 3,946     Anglo Irish Bank Corp.                        $ 26,585
 6,002     Barclays Plc                                    34,621
 1,211     BNP Paribas SA                                  50,127
                                                         --------
           Total Banks                                   $111,333
                                                         --------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Shares                                                       Value
           Diversified Financials - 8.9%
           Diversified Financial Services - 8.9%
   737     Deutsche Boerse AG                            $   28,560
   559     Societe Generale*                                 30,008
   816     UBS AG*                                           34,246
                                                         ----------
           Total Diversified Financials                  $   92,814
                                                         ----------
           Software & Services - 2.4%
           Application Software - 2.4%
 3,757     Indra Sistemas SA                             $   25,231
                                                         ----------
           Total Software & Services                     $   25,231
                                                         ----------
           Technology Hardware & Development - 3.2%
           Telecommunications Equipment - 3.2%
 2,521     Nokia Oyj                                     $   33,697
                                                         ----------
           Total Technology Hardware & Development       $   33,697
                                                         ----------
           Telecommunication Services - 5.8%
           Wireless Telecommunication Services - 5.8%
34,301     Vodafone Group Plc                            $   61,272
                                                         ----------
           Total Telecommunication Services              $   61,272
                                                         ----------
           Utilities - 1.8%
           Electric Utilities - 1.8%
 3,334     Scottish Power Plc*                           $   19,126
                                                         ----------
           Total Utilities                               $   19,126
                                                         ----------
           TOTAL COMMON STOCKS
           (Cost $1,053,664)                             $1,000,954
                                                         ----------
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $1,114,010) (a)(b)(c)                   $1,048,931
                                                         ==========

*  Non-income producing security.

(a) At February 28, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $1,187,649 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                                $ 34,497
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                                (108,136)
                                                                             --------
     Net unrealized loss                                                     $(73,639)
                                                                             ========


12  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
    United Kingdom        35.3%
    France                20.4
    Germany               15.3
    Ireland                6.1
    Netherlands            5.9
    Spain                  5.5
    Italy                  5.1
    Switzerland            3.2
    Finland                3.2
                          ----
                           100%
                          ----

(c) At August 31, 2002, the Fund had a capital loss carryforward of $82,088, which will expire between 2009 and 2010 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2003 aggregated $584,942 and $449,119, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
BALANCE SHEET 2/28/03 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $1,114,010)                 $1,048,931
  Cash                                                                     37,229
  Receivables -
     Investment securities sold                                            18,838
     Fund shares sold                                                       6,076
     Dividends, interest and foreign taxes withheld                         3,642
  Due from Pioneer Investment Management, Inc.                             13,061
  Prepaid expenses                                                         29,093
  Other                                                                     1,183
                                                                       ----------
       Total assets                                                    $1,158,053
                                                                       ----------
LIABILITIES:
  Due to custodian, at value (cost $5,751)                             $    5,786
  Due to affiliates                                                         5,818
  Accrued expenses                                                         27,075
                                                                       ----------
       Total liabilities                                               $   38,679
                                                                       ----------
NET ASSETS:
  Paid-in capital                                                      $1,350,109
  Accumulated undistributed net investment loss                            (5,960)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (159,827)
  Net unrealized loss on investments                                      (65,079)
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies            131
                                                                       ----------
       Total net assets                                                $1,119,374
                                                                       ==========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $530,505/74,212 shares)                            $     7.15
                                                                       ==========
  Class B (based on $317,543/44,506 shares)                            $     7.13
                                                                       ==========
  Class C (based on $271,326/37,811 shares)                            $     7.18
                                                                       ==========
MAXIMUM OFFERING PRICE:
  Class A ($7.15[divided by]94.25%)                                    $     7.59
                                                                       ==========
  Class C ($7.18[divided by]99.00%)                                    $     7.25
                                                                       ==========


14  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 2/28/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $919)                  $   7,056
  Interest                                                                 310
                                                                     ---------
       Total investment income                                                       $    7,366
                                                                                     ----------
EXPENSES:
  Management fees                                                    $   5,757
  Transfer agent fees
     Class A                                                             2,162
     Class B                                                             1,676
     Class C                                                               646
  Distribution fees
     Class A                                                               398
     Class B                                                             1,523
     Class C                                                             1,137
  Administrative fees                                                   18,757
  Custodian fees                                                        22,292
  Registration fees                                                      7,848
  Professional fees                                                     13,028
  Printing                                                               6,561
  Fees and expenses of nonaffiliated trustees                            4,171
  Miscellaneous                                                            938
                                                                     ---------
     Total expenses                                                                  $   86,894
                                                                                     ----------
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                                (73,950)
                                                                                     ----------
     Net expenses                                                                    $   12,944
                                                                                     ----------
       Net investment loss                                                           $   (5,578)
                                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                                     $ (82,919)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                    15,919       $  (67,000)
                                                                     ---------       ----------
  Change in net unrealized loss from:
     Investments                                                     $ (37,488)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                       (22)      $  (37,510)
                                                                     ---------       ----------
     Net loss on investments and foreign currency transactions                       $ (104,510)
                                                                                     ----------
     Net decrease in net assets resulting from operations                            $ (110,088)
                                                                                     ==========


The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 2/28/03 and the Year Ended 8/31/02

                                                             Six Months
                                                               Ended            Year
                                                              2/28/03           Ended
                                                            (unaudited)        8/31/02
FROM OPERATIONS:
Net investment loss                                         $   (5,578)     $     (862)
Net realized loss on investments and foreign currency
  transactions                                                 (67,000)        (27,510)
Change in net unrealized gain (loss) on investments and
  foreign currency transaction                                 (37,510)          3,562
                                                            ----------      ----------
  Net decrease in net assets resulting from operations      $ (110,088)     $  (24,810)
                                                            ----------      ----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
  Class A ($0.00 and $0.10 per share)                       $        -      $   (3,031)
                                                            ----------      ----------
  Total distributions to shareowners                        $        -      $   (3,031)
                                                            ----------      ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  609,219      $  892,428
Reinvestment of distributions                                        -           2,039
Cost of shares repurchased                                    (442,347)       (332,946)
                                                            ----------      ----------
  Net increase in net assets resulting from fund share
     transactions                                           $  166,872      $  561,521
                                                            ----------      ----------
  Net increase in net assets                                $   56,784      $  533,680
NET ASSETS:
Beginning of period                                          1,062,590         528,910
                                                            ----------      ----------
End of period (including accumulated undistributed net
  investment loss of $5,960 and $382, respectively)         $1,119,374      $1,062,590
                                                            ==========      ==========


16  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                               (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 2/28/03 and the Year Ended 8/31/02

                                  '03 Shares   '03 Amount   '02 Shares    '02 Amount
                                 (unaudited)   (unaudited)
CLASS A
Shares sold                         47,742     $  368,007      56,171    $  459,354
Reinvestment of distributions            -              -         251         2,039
Less shares repurchased            (45,137)      (347,586)    (17,477)     (140,779)
                                   -------     ----------     -------    ----------
  Net increase                       2,605     $   20,421      38,945    $  320,614
                                   =======     ==========     =======    ==========
CLASS B
Shares sold                         11,760     $   88,776      24,177    $  197,694
Less shares repurchased             (4,424)       (33,541)     (6,456)      (54,062)
                                   -------     ----------     -------    ----------
  Net increase                       7,336     $   55,235      17,721    $  143,632
                                   =======     ==========     =======    ==========
CLASS C
Shares sold                         20,749     $  152,436      29,595    $  235,380
Less shares repurchased             (8,119)       (61,220)    (17,268)     (138,105)
                                   -------     ----------     -------    ----------
  Net increase                      12,630     $   91,216      12,327    $   97,275
                                   =======     ==========     =======    ==========


The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended             Year            12/29/00
                                                             2/28/03           Ended               to
                                                           (unaudited)        8/31/02           8/31/01
CLASS A (a)
Net asset value, beginning of period                       $    7.91         $   8.15         $   10.00
                                                           ---------         --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $   (0.02)        $   0.04         $    0.05
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions             (0.74)           (0.18)            (1.90)
                                                           ---------         --------         ---------
     Net decrease from investment operations               $   (0.76)        $  (0.14)        $   (1.85)
                                                           ---------         --------         ---------
Distributions to shareowners:
  Net investment income                                    $       -         $  (0.10)        $       -
                                                           ---------         --------         ---------
Net decrease in net asset value                            $   (0.76)        $  (0.24)        $   (1.85)
                                                           ---------         --------         ---------
Net asset value, end of period                             $    7.15         $   7.91         $    8.15
                                                           ---------         --------         ---------
Total return*                                                  (9.61)%          (1.76)%          (18.50)%
Ratio of net expenses to average net assets+                    1.75%**          1.75%             1.76%**
Ratio of net investment income (loss) to average net
  assets+                                                      (0.53)%**         0.17%             0.92%**
Portfolio turnover rate                                           84%**            68%              135%**
Net assets, end of period (in thousands)                   $     531         $    567         $     266
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Net expenses                                              14.60%**         31.21%            39.42%**
     Net investment loss                                      (13.38)%**       (29.29)%          (36.74)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                               1.75%**          1.75%             1.75%**
     Net investment income (loss)                              (0.53)%**         0.17%             0.93%**

(a) Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended             Year            12/29/00
                                                             2/28/03           Ended               to
                                                           (unaudited)        8/31/02           8/31/01
CLASS B (a)
Net asset value, beginning of period                       $    7.94         $   8.13         $   10.00
                                                           ---------         --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $   (0.06)        $  (0.05)        $    0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions             (0.75)           (0.14)            (1.89)
                                                           ---------         --------         ---------
     Net decrease from investment operations               $   (0.81)        $  (0.19)        $   (1.87)
                                                           ---------         --------         ---------
Net increase (decrease) in net asset value                 $   (0.81)        $  (0.19)        $   (1.87)
                                                           ---------         --------         ---------
Net asset value, end of period                             $    7.13         $   7.94         $    8.13
                                                           ---------         --------         ---------
Total return*                                                 (10.20)%          (2.34)%          (18.70)%
Ratio of net expenses to average net assets+                    3.03%**          2.33%             2.34%**
Ratio of net investment income (loss) to average net
  assets+                                                      (1.71)%**        (0.52)%            0.29%**
Portfolio turnover rate                                           84%**            68%              135%**
Net assets, end of period (in thousands)                   $     318         $    295         $     158
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Net expenses                                              16.02%**         31.81%            40.08%**
     Net investment loss                                      (14.70)%**       (30.00)%          (37.45)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                               3.03%**          2.33%             2.33%**
     Net investment income (loss)                              (1.71)%**        (0.52)%            0.30%**

(a) Class B shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                               (continued)
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended             Year            12/29/00
                                                            2/28/03           Ended               to
                                                          (unaudited)        8/31/02           8/31/01
CLASS C (a)
Net asset value, beginning of period                      $    7.96         $   8.14         $   10.00
                                                          ---------         --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $   (0.04)        $  (0.04)        $    0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions            (0.74)           (0.14)            (1.88)
                                                          ---------         --------         ---------
     Net decrease in net asset value                      $   (0.78)        $  (0.18)        $   (1.86)
                                                          ---------         --------         ---------
Net asset value, end of period                            $    7.18         $   7.96         $    8.14
                                                          ---------         --------         ---------
Total return*                                                 (9.80)%          (2.21)%          (18.60)%
Ratio of net expenses to average net assets+                   2.59%**          2.22%             2.08%**
Ratio of net investment gain (loss) to average net
  assets+                                                     (1.17)%**        (0.35)%            0.45%**
Portfolio turnover rate                                          84%**            68%              135%**
Net assets, end of period (in thousands)                  $     271         $    201         $     105
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Net expenses                                             15.58%**         31.70%            40.11%**
     Net investment loss                                     (14.16)%**       (29.83)%          (37.58)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                              2.59%**          2.22%             2.07%**
     Net investment gain (loss)                               (1.17)%**        (0.35)%            0.46%**

(a) Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/03 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Select Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth by investing primarily in European equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund Shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity of America with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its investments in any one European region. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated in to U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency translations represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    At February 28, 2003, the Fund had no outstanding portfolio or settlement hedges.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    Italiano) earned $452 in underwriting commissions on the sale of Fund shares during the period ended February 28, 2003.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment advisor, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At February 28, 2003, $2,978 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $2,331 in transfer agent fees payable to PIMSS at February 28, 2003.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $509 in distribution fees payable to PFD at February 28, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2003, CDSCs in the amount of $1,609 were paid to PFD.

Pioneer Europe Select Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.            Vice President
Margaret B.W. Graham              Vincent Nave, Treasurer
Marguerite A. Piret               Joseph P. Barri, Secretary
Daniel T. Geraci
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

      U.S. Equity
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity Income Fund
      Pioneer Core Equity Fund*
      Pioneer Growth Shares
      Pioneer Mid Cap Growth Fund
      Pioneer Mid Cap Value Fund
      Pioneer Real Estate Shares
      Pioneer Small Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Value Fund

      International/Global Equity
      Pioneer Emerging Markets Fund
      Pioneer Europe Select Fund
      Pioneer Europe Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

      Fixed Income
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund
      Pioneer Tax Free Income Fund

      Money Market
      Pioneer Cash Reserves Fund**

   *  Name change effective May 1, 2002
  ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Pioneer Europe Select Fund
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RETIREMENT PLANS FROM PIONEER
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Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.


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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.


[Logo]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   13262-00-0403
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
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